Debt	12 Months Ended
Dec. 31, 2021
Debt
Debt

Note 18. Debt

In August 2020, we executed a loan agreement, or the EIB Loan Agreement, with the European Investment Bank, or EIB, for a principal amount of €20.0 million, divided into three tranches of €7.0 million, €6.0 million and €7.0 million on the EIB Loan. Under the EIB Loan Agreement, the EIB Loan tranche balances are due six years from their respective disbursement dates. For all tranches, EIB is entitled to an aggregate of 1,047,744 cash settled warrants with an exercise price of 1 DKK per warrant. The 351,036 warrants attributable to the first tranche of €7.0 million were incorporated in the articles of association on December 17, 2020. As of December

31, 2021, the Company initiated the draw down of the first tranche of the EIB Loan Agreement amounting to €7.0 million. The Company received the first tranche of €7.0 million on February 17, 2022.